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                       SUPPLEMENT DATED JANUARY 15, 2003
                                      TO
                  MONY AMERICA VARIABLE ACCOUNT L PROSPECTUS
                               DATED MAY 1, 2002

                                   ISSUED BY
                    MONY LIFE INSURANCE COMPANY OF AMERICA

This Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

   The Board of Trustees of the Enterprise Accumulation Trust approved four reorganizations involving (i) the Emerging Countries Portfolio and International Growth Portfolio; (ii) the Worldwide Growth Portfolio and International Growth Portfolio; (iii) the Mid-Cap Growth Portfolio and the Managed Portfolio; and (iv) the Balanced Portfolio and Growth Portfolio (each, a "Reorganization" and together, the "Reorganizations"). The Emerging Countries, Worldwide Growth, Mid-Cap Growth and Balanced Portfolios are the "Acquired" Portfolios, and the International Growth, Managed and Growth Portfolios are the "Acquiring" Portfolios.

   Policy Owners that have premiums allocated to subaccounts purchasing shares of underlying Acquired Portfolios will receive information about the Reorganizations in a proxy statement.

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
          Registration No. 333-56969 Form No. 14428 SL (Supp 1/15/03) Registration No. 333-64417 Form No. 14430 SL (Supp 1/15/03)
                                     Form No. 14552 SA (Supp 1/15/03)
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